Exhibit 99.1
Press Release
Park Sterling Corporation and Community Capital Corporation Complete Merger
Charlotte, NC and Greenwood, SC — November 1, 2011 — Park Sterling Corporation (NASDAQ: PSTB), the holding company for Park Sterling Bank, which has its main office in Charlotte, North Carolina, announced today the completion of its acquisition of Community Capital Corporation (NASDAQ: CPBK), the holding company for CapitalBank, which has its main office in Greenwood, South Carolina.
James C. Cherry, Chief Executive Officer of Park Sterling commented, “We are excited to complete our merger with Community Capital. Our work over the past several months planning the integration of our two companies confirms our belief that the partnership is based on a strong business and cultural fit that will be positive for customers, employees, and shareholders. We are proud to partner with Bill Stevens and his team at CapitalBank as we work to build an exceptional banking franchise across the Carolinas and Virginia.”
“When customers visit our offices they will find the same friendly faces and attentive bankers they have known at Park Sterling and CapitalBank branches,” stated Bill Stevens. “Community Capital was founded to take advantage of the economic growth in Upstate South Carolina, and through a combination of de novo growth and a strategic mergers, we have built an attractive network of banking offices, a solid team of professional bankers, and a loyal customer base. Now, through our partnership with Park Sterling, we will have the capital and management resources we need to seize the outstanding opportunities for growth that exist in markets across all of South Carolina.”
Based on September 30, 2011 financial information and preliminary purchase accounting adjustments, the combined company has approximately $1.2 billion in total assets, $840 million in total deposits, $750 million in total loans, and a network of 22 branches and two loan production offices in the Carolinas.
Under the terms of the merger agreement, Community Capital shareholders will receive either $3.30 in cash or 0.6667 of a share of Park Sterling common stock, or a combination thereof, for the Community Capital shares they owned immediately prior to the merger, subject to the limitation that the total consideration will consist of 40.0% in cash and 60.0% in Park Sterling shares. Community Capital shares exchanged for stock will convert to Park Sterling shares in a tax-free exchange, with cash paid in lieu of fractional shares. The final transaction value is $28.8 million based on the $3.85 per share closing price of Park Sterling stock on October 31, 2011.

Management
Following the merger, Mr. Cherry continues to hold the position of chief executive officer of Park Sterling. Direct reports to Mr. Cherry include Bryan Kennedy, who remains president; David Gaines, who remains chief financial officer; Nancy Foster, who remains chief risk officer; and Bryan Hanson, who remains human resources director. In addition, Mr. Stevens, former president and chief executive officer of Community Capital, reports to Mr. Cherry as Park Sterling’s new South Carolina chief executive officer.
In his role as South Carolina chief executive officer, Mr. Stevens assumes responsibility for Park Sterling’s banking activities across the state, including all existing Park Sterling and CapitalBank offices. Direct reports to Mr. Stevens include Emory Ware, South Carolina metro market president; and Don Sherard, South Carolina community market president. As South Carolina metro market president, Mr. Ware, who is based in Charleston, South Carolina, is responsible for the Charleston, Columbia and Greenville/Spartanburg area markets. Mr. Ware’s direct reports include Dixon Harrill, Upstate South Carolina market president, who is based in Greenville. As South Carolina community market president, Mr. Sherard, who is based in Abbeville, South Carolina, is responsible for the Abbeville, Greenwood, Anderson, Clemson, Newberry, Saluda, Clinton, and Calhoun Falls area markets. Direct Reports to Mr. Sherard include Jerry Stevens, Greenwood community market president; Glenn Cantrell, Anderson/Clemson community market president; and Tony Lawton, Newberry/Saluda/Clinton community market president.
In his role as president, Mr. Kennedy assumes responsibility for Park Sterling’s North Carolina banking activities as well as for the company’s lines of business. Direct reports to Mr. Kennedy include Charlie Stewart, Charlotte market president; Bob Jobe, Research Triangle market president; Hazel Hughes, head of retail banking; Taylor Stokes, head of wealth management; David Shelnutt, head of asset-based lending; and Judy Buchanan, head of cash management. The position of Wilmington market president, which also reports to Mr. Kennedy, is currently vacant.
In his role as chief financial officer, Mr. Gaines assumes responsibility for Park Sterling’s finance, operations, technology, corporate real estate and corporate development functions. Direct Reports to Mr. Gaines include Steve Arnall, treasurer; Wess Brewer, head of corporate development, operations and information technology; Susan Sabo, chief accounting officer; and Roger Shealy, head of managerial reporting.
In her role as chief risk officer, Ms. Foster assumes responsibility for Park Sterling’s credit, special assets, compliance, loan operations, portfolio management and internal audit functions. Direct Reports to Ms. Foster include Nina Cloaninger, chief credit officer; Scott Husselbee, special assets director; Pam Hughes, chief compliance officer; Sue Bready, loan operations director; Steve Cancelliere, credit policy and portfolio management; and Elaine Crawford, internal audit director.
Board of Directors
Leslie M. “Bud” Baker remains the independent chairman of Park Sterling Corporation and Park Sterling Bank, and additionally assumes the position of chairman of CapitalBank. Walter C. Ayers, Larry C. Carroll, Jean E. Davis, Thomas B. Henson and Jeffrey S. Kane remain independent directors of Park Sterling Corporation and Park Sterling Bank, and additionally become directors of CapitalBank. Mr. Cherry remains the only inside director of Park Sterling Corporation and Park Sterling Bank, and additionally becomes a director of CapitalBank. In connection with the merger, Patricia C. Hartung, the former chairman of Community Capital’s board of directors, was appointed to serve on the Park Sterling and Park Sterling Bank boards of directors. Ms. Hartung remains a director of CapitalBank. The remaining Community Capital independent directors will continue their service as members of a new South Carolina state advisory board.

About Park Sterling Corporation
Park Sterling Corporation is the holding company for Park Sterling Bank, headquartered in Charlotte, North Carolina, and CapitalBank, headquartered in Greenwood, South Carolina. The Bank’s primary focus is to provide financial services to small and mid-sized businesses, owner-occupied and income producing real estate owners, professionals, and other customers doing business or residing within its target areas. Park Sterling offers a full array of banking services, including a diverse wealth management group. Park Sterling is committed to building a banking franchise across the Carolinas and Virginia that is noted for sound risk management, superior customer service and exceptional customer relationships. For further information, visit either www.parksterlingbank.com or www.capitalbanksc.com. Park Sterling’s shares are traded on NASDAQ under the symbol PSTB.
Cautionary Statement Regarding Forward-Looking Statements
This news release contains, and Park Sterling and its management may make, certain statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts and often use words such as “may,” “plan,” “contemplate,” “anticipate,” “believe,” “intend,” “continue,” “expect,” “project,” “predict,” “estimate,” “could,” “should,” “would,” “will,” “goal,” “target” and similar expressions. These forward-looking statements express management’s current expectations, plans or forecasts of future events, results and condition, including financial and other estimates and expectations regarding the merger with Community Capital Corporation, the general business strategy of engaging in bank mergers, organic growth including branch openings and anticipated asset size, expansion of product capabilities, anticipated loan growth, refinement of the loan loss allowance methodology, recruiting of key leadership positions, decreases in construction and development loans and other changes in loan mix, changes in deposit mix, capital and liquidity levels, emerging regulatory expectations and measures, net interest income, credit trends and conditions, including loan losses, allowance, charge-offs, delinquency trends and nonperforming loan and asset levels, residential sales activity and other similar matters. These statements are not guarantees of future results or performance and by their nature involve certain risks and uncertainties that are based on management’s beliefs and assumptions and on the information available to management at the time that these disclosures were prepared. Actual outcomes and results may differ materially from those expressed in, or implied by, any of these forward-looking statements.
You should not place undue reliance on any forward-looking statement and should consider all of the following uncertainties and risks, as well as those more fully discussed in any of Park Sterling’s filings with the SEC: failure to realize synergies and other financial benefits from the merger with Community Capital within the expected time frame; increases in expected costs or difficulties related to integration of the Community Capital merger; inability to identify and successfully negotiate and complete additional combinations with potential merger partners or to successfully integrate such businesses into Park Sterling, including the company’s ability to realize the benefits and cost savings from and limit any unexpected liabilities acquired as a result of any such business combination; the effects of negative economic conditions, including stress in the commercial real estate markets or delay or failure of recovery in the residential real estate markets; changes in consumer and investor confidence and the related impact on financial markets and institutions; changes in interest rates; failure of assumptions underlying the establishment of our allowance; deterioration in the credit quality of our loan portfolios or in the value of the collateral securing those loans or in the value of guarantor support for those loans, where applicable; deterioration in the value of securities held in our investment securities portfolio; failure of assumptions underlying the utilization of our deferred tax assets; legal and regulatory developments; increased competition from both banks and nonbanks; changes in accounting standards, rules and interpretations, inaccurate estimates or assumptions in accounting and the impact on Park Sterling’s financial statements; Park Sterling’s ability to attract new employees; and management’s ability to effectively manage credit risk, market risk, operational risk, legal risk, and regulatory and compliance risk.
Forward-looking statements speak only as of the date they are made, and Park Sterling undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.
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For additional information contact:
James C. Cherry, Chief Executive Officer
Park Sterling Corporation
704 323 4300
jcherry@parksterlingbank.com
William G. Stevens, South Carolina State Chief Executive Officer
Park Sterling Corporation
864-941-8201
bstevens@capitalbanksc.com